Exhibit 99.2
WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
Explanatory Note
Wheels Up Experience Inc. (the “Company” or “Wheels Up”) is furnishing this Exhibit 99.2 to the Company’s Current Report on Form 8-K/A (the “Current Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023 to reflect the updated unaudited condensed consolidated financial statements and reconciliations of Net loss to Adjusted EBITDA (as defined herein) based on the adjustments as of and for the three months and year ended December 31, 2022 described in the Current Report. These updated unaudited condensed consolidated financial statements and reconciliations of Net loss to Adjusted EBITDA replace the corresponding unaudited financial statements presented in the Company’s press release announcing its unaudited financial results as of and for the three months and year ended December 31, 2022 that was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2023.
Updated Financial Statements and Reconciliations
Financial Highlights

	Three Months Ended December 31,
(In thousands, except percentages)	2022	2021	% Change
Net loss	$(224,910)	$(76,608)	194%

	Twelve Months Ended December 31,
(In thousands, except percentages)	2022	2021	% Change
Net loss	$(555,547)	$(197,230)	182%

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
WHEELS UP EXPERIENCE INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share data)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$585,881	$784,574
Accounts receivable, net	112,383	79,403
Other receivables	5,524	8,061
Parts and supplies inventories, net	29,000	9,410
Aircraft inventory	24,826	—
Aircraft held for sale	8,952	18,101
Prepaid expenses	39,715	21,789
Other current assets	13,338	11,736
Total current assets	819,619	933,074
Property and equipment, net	394,559	317,836
Operating lease right-of-use assets	106,735	108,582
Goodwill	348,118	437,398
Intangible assets, net	141,765	146,959
Restricted cash	34,272	2,148
Other non-current assets	78,157	35,067
Total assets	$1,923,225	$1,981,064
LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$27,006	$—
Accounts payable	43,166	43,672
Accrued expenses	148,947	107,153
Deferred revenue, current	1,075,133	933,527
Operating lease liabilities, current	29,945	31,617
Intangible liabilities, current	2,000	2,000
Other current liabilities	18,023	17,068
Total current liabilities	1,344,220	1,135,037
Long-term debt, net	226,234	—
Deferred revenue, non-current	1,742	1,957
Operating lease liabilities, non-current	82,755	83,461
Warrant liability	751	10,268
Intangible liabilities, non-current	12,083	14,083
Other non-current liabilities	3,520	30
Total liabilities	1,671,305	1,244,836
Commitments and contingencies
Equity:
Class A common stock, $0.0001 par value; 2,500,000,000 authorized; 251,982,984 and 245,834,569 shares issued and 249,338,569 and 245,834,569 common shares outstanding as of as of December 31, 2022 and December 31, 2021, respectively	25	25
Additional paid-in capital	1,545,508	1,450,839
Accumulated deficit	(1,275,873)	(720,713)
Accumulated other comprehensive loss	(10,053)	—
Treasury stock, at cost, 2,644,415 and 0 shares, respectively	(7,687)	—
Total Wheels Up Experience Inc. stockholders’ equity	251,920	730,151
Non-controlling interests	—	6,077
Total equity	251,920	736,228
Total liabilities and equity	$1,923,225	$1,981,064

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
WHEELS UP EXPERIENCE INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$408,257	$345	$1,579,760	$ 1,194,259

Costs and expenses:
Cost of revenue	395,627	344,442	1,540,325	1,117,633
Technology and development	14,804	9,761	57,240	33,579
Sales and marketing	29,349	24,225	117,110	80,071
General and administrative	53,331	36,887	183,531	113,331
Depreciation and amortization	19,074	13,246	65,936	54,198
Gain on sale of aircraft held for sale	(425)	(1,275)	(4,375)	(1,275)
Impairment of goodwill	118,000	—	180,000	—
Total costs and expenses	629,760	427,286	2,139,767	1,397,537

Loss from operations	(221,503)	(82,242)	(560,007)	(203,278)

Other income (expense):
Change in fair value of warrant liability	1,251	5,680	9,516	17,951
Loss on extinguishment of debt	—	—	—	(2,379)
Interest income	2,058	28	3,670	53
Interest expense	(7,515)	(16)	(7,515)	(9,519)
Other expense, net	464	—	(1,041)	—
Total other income (expense)	(3,742)	5,692	4,630	6,106

Loss before income taxes	(225,245)	(76,550)	(555,377)	(197,172)

Income tax expense	335	(58)	(170)	(58)

Net loss	(224,910)	(76,608)	(555,547)	(197,230)
Less: net income (loss) attributable to non-controlling interests	—	(654)	(387)	(7,210)
Net loss attributable to Wheels Up Experience Inc.	$(224,910)	$ (75,954)	$(555,160)	$ (190,020)

Net loss per share of Class A common stock:
Basic	$(0.91)	$ (0.31)	$(2.26)	$ (0.93)
Diluted	$(0.91)	$ (0.31)	$(2.26)	$ (0.93)

Weighted-average shares of Class A common stock outstanding:
Basic	247,834,303	245,370,685	245,672,099	204,780,896
Diluted	247,834,303	245,370,685	245,672,099	204,780,896

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
WHEELS UP EXPERIENCE INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Year Ended December 31,
	2022	2021
OPERATING ACTIVITIES:
Net loss	$(555,547)	$(197,230)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	65,936	54,198
Amortization of deferred financing costs and debt discount	766	618
Equity-based compensation	88,979	49,673
Change in fair value of warrant liability	(9,516)	(17,951)
Provision for expected credit losses	8,129	3,264
Loss on extinguishment of debt	—	2,379
Gain on sale of aircraft held for sale	(4,375)	—
Impairment of goodwill	180,000	—
Other	1,575	—
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(23,946)	(21,923)
Other receivables	2,537	144
Parts and supplies inventories	(21,693)	(3,418)
Aircraft inventory	(29,470)	—
Prepaid expenses	(3,058)	(11,360)
Other non-current assets	(41,555)	(34,218)
Operating lease liabilities, net	(490)	(1,949)
Accounts payable	(9,702)	13,116
Accrued expenses	19,143	14,616
Deferred revenue	103,313	278,827
Other assets and liabilities	(1,715)	(2,296)
Net cash (used in) provided by operating activities	(230,689)	126,490

INVESTING ACTIVITIES:
Purchases of property and equipment	(83,559)	(15,234)
Acquisition of businesses, net of cash acquired	(75,093)	7,844
Purchases of aircraft held for sale	(40,105)	(31,669)
Proceeds from sale of aircraft held for sale, net	51,208	13,568
Capitalized software development costs	(27,693)	(13,179)
Net cash provided by (used in) investing activities	(175,242)	(38,670)

FINANCING ACTIVITIES:
Proceeds from stock option exercises	—	2,107
Purchase of shares for treasury	(7,687)	—
Proceeds from Business Combination and PIPE Investment	—	656,304
Transaction costs in connection with the Business Combination and PIPE Investment	—	(70,406)
Proceeds from long-term debt, net of discount	259,200	—
Repayments of long-term debt	—	(214,081)
Loans to employees	—	102
Payment of debt issuance costs	(6,727)	—
Net cash provided by (used in) financing activities	244,786	374,026

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022

Effect of exchange rate changes on cash	(5,424)	—

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(166,569)	461,846
CASH, CASH EQUIVALENTS AND RESTRICTED CASH BEGINNING OF PERIOD	786,722	324,876
CASH, CASH EQUIVALENTS AND RESTRICTED CASH END OF PERIOD	$620,153	$786,722

CASH PAID DURING THE PERIOD FOR:
Interest	$—	$ 11,661

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Non-cash consideration issued for business acquisition of Mountain Aviation, LLC	$—	$ 30,172
Assumption of warrant liability in Business Combination	$—	$ 28,219

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
Non-GAAP Financial Measures
The Company reports certain key financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP financial measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. The Company believes that these non-GAAP financial measures of financial results provide useful supplemental information to investors, about Wheels Up. However, there are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Wheels Up’s financial measures. In addition, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.
Definition of Non-GAAP Financial Measure
The Company calculates Adjusted EBITDA as net income (loss) adjusted for (i) interest income (expense), (ii) income tax expense, (iii) depreciation and amortization, (iv) equity-based compensation expense, (v) acquisition and integration related expenses, (vi) public company readiness related expenses, (vii) restructuring charges, (viii) change in fair value of warrant liability, (ix) losses on the extinguishment of debt and (x) other items not indicative of the Company’s ongoing operating performance.
The Company includes Adjusted EBITDA because it is a supplemental measure used by the Company’s management team for assessing operating performance. Adjusted EBITDA is used in conjunction with bonus program target achievement determinations, strategic internal planning, annual budgeting, allocating resources and making operating decisions. In addition, Adjusted EBITDA provides useful information for historical period-to-period comparisons of the Company’s business, as it removes the effect of certain non-cash expenses and variable amounts.
For more information on Adjusted EBITDA and other non-GAAP financial measures used by Wheels Up, see the section titled “Non-GAAP Financial Measures” included in Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Wheels Up’s Quarterly Report on Form 10-Q, which was filed with the SEC on November 9, 2022.

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
Reconciliations of Non-GAAP Financial Measures
Adjusted EBITDA
The following table reconciles Adjusted EBITDA to net loss, which is the most directly comparable GAAP measure (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net income (loss)	$(224,910)	$(76,608)	$(555,547)	$(197,230)
Add back (deduct)
Interest expense	7,515	16	7,515	9,519
Interest income	(2,058)	(28)	(3,670)	(53)
Income tax expense	(335)	58	170	58
Other expense, net	(464)	—	1,041	—
Depreciation and amortization	19,074	13,246	65,936	54,198
Equity-based compensation expense	23,140	19,005	88,979	49,673
Public company readiness expense(1)	—	—	—	3,298
Acquisition and integration expenses(2)	5,177	3,695	21,269	8,712
Restructuring charges(3)	4,215	—	10,380	—
Changes in fair value of warrant liability	(1,251)	(5,680)	(9,516)	(17,951)
Loss on extinguishment of debt	—	—	—	2,379
Corporate headquarters relocation expense	—	—	—	31
Impairment of goodwill	118,000	—	180,000	—
Other(4)	8,192	—	8,192	—
Adjusted EBITDA	$(43,705)	$(46,296)	$(185,251)	$(87,366)
__________________
(1)Includes costs primarily associated with compliance, updated systems and consulting in advance of transitioning to a public company.
(2)Consists mainly of system conversions, merging of operating certificates, re-branding costs and fees paid to external advisors in connection with strategic transactions.
(3)During 2022, we recorded restructuring charges for employee separation programs following strategic business decisions.
(4)Related to a one-time charge for certain aged receivables and inventory.

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022
The following tables reconcile Adjusted EBITDA to net loss, including the impact of reconciled items on individual income statement expense classifications (in thousands):

	Three Months Ended December 31, 2022
	GAAP as reported	Equity-based compensation expense	Acquisition and integration expense(1)	Restructuring(2)	Other(3)	Non-GAAP
Revenue	$408,257					$408,257

Costs and expenses:
Cost of revenue	395,627	(3,136)	(2,410)	(34)	(961)	389,086
Technology and development	14,804	(1,133)	—	(591)	—	13,080
Sales and marketing	29,349	(2,695)	—	(332)	—	26,322
General and administrative	53,331	(16,176)	(2,767)	(3,258)	(7,231)	23,899
Depreciation and amortization	19,074	—	—	—	—	19,074
Gain on sale of aircraft	(425)	—	—	—	—	(425)
Impairment of goodwill	118,000	—	—	—	—	118,000
Total costs and expenses:	629,760	(23,140)	(5,177)	(4,215)	(8,192)	589,036

Loss from operations	(221,503)	23,140	5,177	4,215	8,192	(180,779)

Other income (expense)
Change in fair value of warrant liability	1,251					1,251
Interest income	2,058					2,058
Interest expense	(7,515)					(7,515)
Other expense, net	464					464
Total other income (expense)	(3,742)					(3,742)

Income tax expense	335					335

Net loss	$(224,910)					(184,186)

Add back (deduct)
Depreciation and amortization						19,074
Impairment of goodwill						118,000
Change in fair value of warrant liability						(1,251)
Interest income						(2,058)
Interest expense						7,515
Other expense, net						(464)
Income tax expense						(335)
Adjusted EBITDA						$(43,705)
__________________
(1)Consists mainly of system conversions, merging of operating certificates, re-branding costs and fees paid to external advisors in connection with strategic transactions.
(2)During 2022, we recorded restructuring charges for employee separation programs following strategic business decisions.
(3)Related to a one-time charge for certain aged receivables and inventory.

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022

	Twelve Months Ended December 31, 2022
	GAAP as reported	Equity-based compensation expense	Acquisition and integration expense(1)	Restructuring charges(2)	Other(3)	Non-GAAP
Revenue	$1,579,760					$1,579,760

Costs and expenses:
Cost of revenue	1,540,325	(14,456)	(3,060)	(34)	(961)	1,521,814
Technology and development	57,240	(3,180)		(591)		53,469
Sales and marketing	117,110	(11,009)		(332)		105,769
General and administrative	183,531	(60,334)	(18,209)	(9,423)	(7,231)	88,334
Depreciation and amortization	65,936					65,936
Gain on sale of aircraft	(4,375)					(4,375)
Impairment of goodwill	180,000					180,000
Total costs and expenses:	2,139,767	(88,979)	(21,269)	(10,380)	(8,192)	1,921,968

Loss from operations	(560,007)	88,979	21,269	10,380	8,192	(431,187)

Other (expense) income
Change in fair value of warrant liability	9,516					9,516
Interest income	3,670					3,670
Interest expense	(7,515)					(7,515)
Other expense, net	(1,041)					(1,041)
Total other expense	4,630					4,630

Income tax expense	(170)					(170)

Net loss	$(555,547)					(426,727)

Add back (deduct)
Depreciation and amortization						65,936
Impairment of goodwill						180,000
Change in fair value of warrant liability						(9,516)
Interest income						(3,670)
Interest expense						7,515
Other expense, net						1,041
Income tax expense						170
Adjusted EBITDA						$(185,251)
__________________
(1)Consists mainly of system conversions, merging of operating certificates, re-branding costs and fees paid to external advisors in connection with strategic transactions.
(2)During 2022, we recorded restructuring charges for employee separation programs following strategic business decisions.
(3)Related to a one-time charge for certain aged receivables and inventory.

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